Soundwatch Hedged Equity ETF Listed on Cboe BZX Exchange, Inc. Trading Symbol: SHDG Summary Prospectus October 3, 2023 www.soundwatchfunds.com
Before you invest, you may want to review the Soundwatch Hedged Equity ETF (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current statutory prospectus and SAI dated July 17, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, SAI, reports to shareholders and other information about the Fund online at www.soundwatchfunds.com. You can also get this information at no cost by calling 888-244-4601 or by sending an e-mail request to support@soundwatch.com.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (Rule 12b-1) Fees	None
Acquired Fund Fees and Expenses [1]	0.03%
Total Annual Fund Operating Expenses [1]	0.63%
Less: Fee Waiver and/or Expense Reimbursement [2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%

1    Based on estimated expenses for the current fiscal year.
2    Soundwatch Capital, LLC (the “Adviser”) has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50%. The fee waiver will remain in effect through at least September 15, 2024, and may be terminated only by the Advisor Managed Portfolios (the “Trust”) Board of Trustees (the “Board”). The fee waiver is not subject to recoupment by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waiver only in the first year). This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$54	$192	$341	$777
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the portfolio turnover rate of the Predecessor Fund (defined below) was 25% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at mark-to-market for purposes of the 80% policy. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls, and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an equity strategy that aims to provide better risk-adjusted returns across market cycles compared to investing solely in the securities of companies that comprise U.S. large-capitalization indices such as the S&P 500® Index.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. The strategy systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk or tail risk. Drawdown risk refers to the length of time it will take for an investment to recoup its losses after it declines from a previous high. Tail risk refers to the risk of significant losses from an unforeseen or rare event. Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
The Adviser will perform one or more of the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis – performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis – performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

Principal Risks of Investing in the Fund
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
Equity Securities Risk: The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
Options Risk. Options are complex derivatives that involve risks that are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.

Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value (“NAV”), the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. Though the Fund primarily effects creation transactions in-kind, the Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions could also cause the Fund to incur brokerage costs it might not have incurred if it made a redemption in-kind. To the extent that the transaction fees paid by APs for redemptions of creation units are insufficient to offset the brokerage and capital gains costs, such costs would be imposed on the Fund and would decrease the Fund’s NAV.
◦Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Fund Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) the “Exchange”) and may be traded on U.S. exchanges other than the Exchange,

there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
Underlying ETF Investment Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including its management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds as well as the risks associated with the structure and operation of an ETF described above. The Fund also will incur brokerage costs when it purchases ETFs. The shares of an ETF trade on an exchange and may trade below their NAV or at a discount, which may adversely affect the Fund’s performance.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The NAV of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Adviser in implementing these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Models and Data Risk. The Adviser relies on its proprietary model (“Models and Data”) in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986 (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. Instead, such dividends would be treated as ordinary income, subject to ordinary income tax rates. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Performance
The following performance information indicates some of the risks of investing in the Fund. The Fund has adopted the historical performance of the Soundwatch Hedged Equity ETF, a series of Trust for Advised Portfolios (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on September 15, 2023 (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. As of the date of the Reorganization, the Fund has adopted the performance history of the Predecessor Fund and is the performance successor to the Predecessor Fund, which was also advised by the Adviser and had the same investment objective and strategies as the Fund.
The Predecessor Fund adopted the historical performance of the Soundwatch Hedged Equity Fund (the “Prior Predecessor Fund”) as a result of a reorganization (the “Prior Reorganization”) of the Prior Predecessor Fund into the Predecessor Fund on October 24, 2022. As of October 24, 2022, the Predecessor Fund adopted the performance of the Prior Predecessor Fund and was the performance successor to the Prior Predecessor Fund, which was also advised by the Adviser and had the same investment objective and substantially similar strategies as the Fund. The Prior Predecessor Fund operated as a mutual fund and was converted into an ETF as part of the Prior Reorganization.
The bar chart and table below show the Prior Predecessor Fund’s performance until October 24, 2022 and the Predecessor Fund’s performance from October 24, 2022 through December 31, 2022. The bar chart shows performance for the calendar years ended December 31. The table illustrates how average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 888-244-4601 and on the Fund’s website at www.soundwatchfunds.com.

Calendar year ended December 31,
During the period of time shown in the bar chart, the highest quarterly return was 12.16% for the quarter ended June 30, 2020, and the lowest quarterly return was -11.57% for the quarter ended March 31, 2020.
For the year-to-date period ended June 30, 2023, the Fund’s total return was 14.13%.
Average Annual Total Returns
For the Periods Ended December 31, 2022

	1 Year	5 Years	Since Inception November 30, 2016
Return Before Taxes	-11.90%	4.47%	6.77%
Return After Taxes on Distributions	-12.09%	4.23%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares	-6.92%	3.46%	5.33%
CBOE S&P 500 Buy Write Index (BXM) (reflects no deduction for fees, expenses, or taxes)	-11.37%	2.73%	4.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Soundwatch Capital, LLC serves as the investment adviser to the Fund.
Portfolio Managers: Robert Hammer, Chief Investment Officer of the Adviser, and Jan Bos, Chief Investment Strategist of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Hammer and Bos have served as portfolio managers of the Fund since its inception in September 2023. Messrs. Hammer and Bos also served as portfolio managers of the Predecessor Fund since its inception in October 2022, and as portfolio managers of the Prior Predecessor Fund since its inception in November 2016.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers or dealers at market price, rather than NAV. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.soundwatchfunds.com.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless you invest through an IRA or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.